Exhibit 99.3


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                      Windmill Master Fund LP
                                       Gardenia Court, Suite 3307
                                       45 Market Street
                                       Camana Bay, Grand Cayman
                                       Cayman Islands


Date of Event Requiring Statement:     06/20/08
Issuer and Ticker Symbol:              Energy XXI (Bermuda) Limited (EXXI)
Relationship to Issuer:                10% Owner
Designated Filer:                      Duquesne Capital Management, L.L.C.


TABLE I INFORMATION

Title of Security:                     Common Stock, par value $0.001 per share
Transaction Date                       06/20/08
Transaction Code                       P (2)
Amount of Securities                   7,260,272
Securities Acquired (A) or
     Disposed of (D)                   A
Price                                  (2)
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                      13,446,932
Ownership Form:                        D
Nature of Indirect Beneficial
     Ownership:                        n/a


TABLE II INFORMATION

Title of Derivative Security:          Warrants to Purchase Common Stock
Conversion or Exercise Price of
     Derivative Security               $5.00
Transaction Date:                      06/20/08
Transaction Code:                      S (2)
Number of Derivative Securities
     Disposed of:                      7,260,272
Date Exercisable                       (2)
Expiration Date:                       10/20/09
Title of Underlying Securities:        Common Stock
Amount of Underlying Securities:       7,260,272
Price of Derivative Security:          (2)
Number of Derivative Securities
     Beneficially Owned Following
     Reported Transactions             0
Ownership Form:                        D
Nature of Indirect Beneficial
     Ownership:                        n/a


Signature of Reporting Person          WINDMILL MASTER FUND LP
                                       By:  Duquesne Capital Management, L.L.C.,
                                            its investment manager


                                       By:  /s/ Joseph W. Haleski
                                            ------------------------------------
                                            Name:   Joseph W. Haleski
                                            Title:  Chief Operating Officer


Date:                                  June 24, 2008